A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

Sale of Grand Junction, Colorado Property

On December 5, 2025, GIPCO 585 24 ½ Road, LLC, an indirect wholly owned subsidiary of Generation Income Properties, Inc. (the “Company”), completed the sale of its retail property located at 585 24 ½ Road in Grand Junction, Colorado (the “Grand Junction Property”), pursuant to that certain Purchase and Sale Agreement, dated as of October 23, 2025 (the “Grand Junction Purchase and Sale Agreement”), by and between GIPCO 585 24 ½ Road, LLC, as seller, and Realty Income Properties 26, LLC, as buyer. The Grand Junction Property was sold for a gross purchase price of $4,972,704 in cash, subject to customary prorations and adjustments.

At the time of sale, the Grand Junction Property was leased to Best Buy Stores, L.P. pursuant to a lease originally dated February 27, 2006, as amended, including by that certain Second Amendment to Lease dated August 18, 2025, which extended the lease term through March 31, 2032 and provides for two additional five-year renewal options through March 31, 2042.

Net sale proceeds from the disposition of the Grand Junction Property were used, among other things, to repay in full the outstanding mortgage loan secured by the property in the approximate amount of $2.4 million, together with related fees and expenses.

The foregoing description of the Grand Junction Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Grand Junction Purchase and Sale Agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Sale of Maitland, Florida Property

On December 15, 2025, GIPFL 2601 Westhall Lane, LLC, an indirect wholly owned subsidiary of the Company, completed the sale of its office property located at 2601 Westhall Lane in Maitland, Florida (the “Westhall Lane Property”), pursuant to that certain Purchase and Sale Agreement, dated as of October 31, 2025 (the “Purchase and Sale Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated December 11, 2025 (the “First Amendment” and together with the Purchase and Sale Agreement, the “Westhall Lane Purchase and Sale Agreement”), by and between GIPFL 2601 Westhall Lane, LLC, as seller, and Thompson, Inc., as buyer.

Pursuant to the First Amendment, the original purchase price of $6,850,000 was reduced by $148,000 in connection with certain elevator and restroom repair items identified during due diligence, resulting in a final purchase price of $6,702,000, subject to customary prorations and adjustments. In connection with the First Amendment, the buyer agreed to waive and release any related claims against the Company, and the Company agreed to convey its interest in a generator located on the property at closing.

At the time of sale, the Westhall Lane Property was leased to exp US Services, Inc., as successor in interest to X-nth, Inc., pursuant to an office lease originally dated November 15, 2002, as revised and amended from time to time, and guaranteed by exp Global, Inc.

Net sale proceeds from the disposition of the Westhall Lane Property were used, among other things, to repay in full the outstanding mortgage loan secured by the property in the approximate amount of $2.9 million, including fees associated with the amendment of an interest rate swap related to such loan.

The foregoing description of the Westhall Lane Purchase and Sale Agreement is qualified in its entirety by the full text of the Purchase and Sale Agreement and the First Amendment attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information included in this Current Report on

Form 8-K presents the effects of the dispositions of (i) the property located in Grand Junction, Colorado, and (ii) the property located in Maitland, Florida (collectively, the “Dispositions”).

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 gives effect to the Dispositions as if they had occurred on September 30, 2025. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2025 and the year ended December 31, 2024 give effect to the Dispositions as if they occurred on January 1, 2024.

The unaudited pro forma condensed consolidated financial information is based on, and should be read in conjunction with, the Company’s historical consolidated financial statements and related notes included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The unaudited pro forma condensed consolidated financial information has been prepared for illustrative purposes only and does not purport to represent what the Company’s financial position or results of operations would have been had the Dispositions occurred on the dates indicated, nor does it purport to project the Company’s financial position or results of operations for any future period.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, entered into effective October 23, 2025, by and between GIPCO 585 24 ½ Road, LLC and Realty Income Properties 26, LLC.
10.2	Purchase and Sale Agreement, dated October 31, 2025, by and between GIPFL 2601 Westhall Lane, LLC and Thompson, Inc.
10.3	First Amendment to Purchase and Sale Agreement, dated December 11, 2025, by and between GIPFL 2601 Westhall Lane, LLC and Thompson, Inc.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 28, 2025, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: February 23, 2026	By:	/s/ Ron Cook
Ron Cook
Principal Finance and Accounting Officer